UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(Address of principal executive offices, including zip code)

(760) 727-1280

(Registrant’s telephone number including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02. Results of Operations and Financial Condition.

In Exhibit 99.1 to this report, DJO Finance LLC (“DJOFL” or the “Company”) is furnishing unaudited financial information for its four fiscal quarters of 2014 and 2015 which reflects the financial results from its Empi business as discontinued operations in the Company’s Statement of Operations.

The information furnished pursuant to this Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of DJOFL’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless DJOFL expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document

99.1	Unaudited Quarterly Consolidated Financial Data (Net Sales and Adjusted EBITDA by quarter)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DJO FINANCE LLC

Date: April 29, 2016
	By:	/s/ Susan M. Crawford
	Name:	Susan M. Crawford
	Title:	Executive Vice President, Chief Financial Officer and Treasurer